UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 10, 2016

BARINGTON/HILCO ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36832	47-1455824
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

888 Seventh Avenue, 17th Floor

New York, NY 10019

(Address of Principal Executive Offices) (Zip Code)

(212) 974-5710

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 8.01.     Other Events.

Barington/Hilco Acquisition Corp. (the "Company"), pursuant to the terms of its IPO prospectus filed with the Securities and Exchange Commission on February 6, 2015, has deposited $100,000 into its trust account held at Continental Stock Transfer & Trust Company for the benefit of its public stockholders in order to extend the date by which it must complete a business combination by three months, from November 11, 2016 to February 11, 2017.

In order to fund the deposit, the Company has obtained loans from its sponsors, affiliates of Barington Capital Group, L.P. and Hilco Global. The loans are evidenced by promissory notes that are payable upon the consummation of a business combination by the Company, either in cash or, at each sponsor’s discretion, by conversion into private units of the Company.

A copy of the press release issued by the Company announcing the extension is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.     Financial Statement and Exhibits.

(d)  Exhibits:

Exhibit	Description

99.1	Press Release dated November 10, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 10, 2016

BARINGTON/HILCO ACQUISITION CORP.

By:	/s/ Jared L. Landaw
Jared L. Landaw Secretary

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated November 10, 2016

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